Exhibit 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


	We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the VSE Corporation 2006 Restricted Stock Plan of our report dated February 23, 2006, with respect to the consolidated financial statements of VSE Corporation included in its Annual Report (Form 10-K and Form 10-K/A) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.



                                                  /s/ Ernst & Young LLP


  McLean, Virginia
  May 17, 2006